EXECUTION COPY

                           SECOND AMENDMENT
                           ----------------

               SECOND AMENDMENT (this "AMENDMENT"), dated as of August 6, 1998, to the Amended and Restated Credit Agreement, dated as of March 10, 1998, as amended by the First Amendment, dated as of April
21, 1998 (as the same is being and may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among PAMECO CORPORATION, a Georgia corporation (the "COMPANY"), the lenders parties thereto (together with their respective successors and permitted assigns, the "LENDERS") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "AGENT").

                         W I T N E S S E T H :

               WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

               WHEREAS, the Agent and the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

               1.   DEFINED TERMS.  Terms defined in the Credit
Agreement are used herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

               2. AMENDMENT OF SECTION 1.1. () Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions:

          ""AVAILABLE REVOLVING CREDIT COMMITMENT", (a) when the sum of the aggregate principal amount then outstanding of all Revolving Credit Loans, Reimbursement Obligations and Swingline Loans is less than $70,000,000, shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (i) such Lender's Revolving Credit Percentage of $70,000,000 over (ii) the sum of (A) the aggregate principal amount then outstanding of Revolving Credit Loans made by such Lender and (B) such Lender's Revolving Credit Percentage of the Reimbursement Obligations and Swingline Loans; (b) from and after the first date on which the sum of the aggregate principal amount then outstanding of all Revolving Credit Loans, Reimbursement Obligations and Swingline Loans is $70,000,000 or greater, shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (i) such Lender's Revolving Credit Commitment over (ii) the sum of (A) the aggregate principal amount then outstanding of Revolving Credit Loans made by such Lender and (B) such Lender's Revolving Credit Percentage of the Reimbursement Obligations and Swingline Loans."

          ""REVOLVING CREDIT TERMINATION DATE" shall mean August 6, 2003 or such earlier date as the Revolving Credit Commitments shall terminate pursuant to the terms hereof (including, without limitation, pursuant to Section 11 hereof)."

          (b) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount
"50,000,000" where it appears therein and inserting in lieu thereof the amount "90,000,000."

          (c) The definition of "Capital Expenditures" in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount
"$8,000,000" where it appears therein and inserting in lieu thereof the amount "$9,000,000."

          (d) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

          ""REVOLVING CREDIT COMMITMENT REDUCTION FEE" shall have the meaning ascribed thereto in Section 6.2 hereof."

               3.   AMENDMENT OF SECTION 3.1.  Section 3.1 of the
Credit Agreement is hereby amended by deleting the amount
"$50,000,000" from paragraph (a) thereof and inserting in lieu thereof the amount "$90,000,000."

               4.   AMENDMENT OF SECTION 6.2.  Section 6.2 of the
Credit Agreement is hereby amended by deleting the first paragraph therefrom in its entirety and inserting in lieu thereof the following:

              "The Company may, at any time upon at least five Business
              Days' prior irrevocable notice to the Agent, prepay all or part of the Loans then outstanding and cash collateralize any outstanding Reimbursement Obligations (after giving effect to any Reimbursement Obligations terminated in a manner acceptable to the Agent) in accordance with the provisions of subsection 5.1(c) and, simultaneously therewith, terminate the Revolving Credit Commitments, in whole or in part, which notice shall specify whether the prepayment is of Eurodollar Loans or Index Rate Loans, the date of such prepayment, cash collateralization and Commitment termination. Upon receipt of such notice, the Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice and cash collateralization of all Reimbursement Obligations (or termination of Reimbursement Obligations) shall be due and payable on the date specified therein. Upon any termination of the Revolving Credit Commitments, in whole or in part, on or before August 6, 2000, the Company agrees to pay to each Lender (including GE Capital) a fee (the "REVOLVING CREDIT COMMITMENT REDUCTION FEE") in an amount equal to the product of (i) such Lender's Revolving Credit Percentage multiplied by the dollar amount of such terminated Revolving Credit Commitments and (ii) 0.25%. In no event shall the Company have the right to reduce the Revolving Credit Commitments, other than in accordance with the provisions of this subsection 6.2. Amounts prepaid on account of Term Loans may not be reborrowed. Partial prepayments of Term Loans shall be in an aggregate principal amount of not less than $5,000,000 and multiples of $1,000,000 in excess thereof."

               5. AMENDMENT OF SCHEDULE 1. Schedule 1 to the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof Annex A attached hereto.

               6.   AMENDMENT TO ANNEX A.  Annex A to the Credit
Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof Annex B attached hereto.

               7. NEW PROMISSORY NOTES. On the Second Amendment Effective Date, the Company shall execute and deliver to each Revolving Credit Lender, in substitution and exchange for, but not in payment of the Revolving Credit Note held by such Lender, a promissory note (each, a "New Revolving Credit Note") substantially in the form of Exhibit A-3 to the Credit Agreement, with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to such Lender's Revolving Credit Percentage of the Revolving Credit Commitments.

               8.   CONDITIONS TO EFFECTIVENESS.  This Second
Amendment shall become effective (the actual date of such effectiveness, the "SECOND AMENDMENT EFFECTIVE DATE") as of the date first above written when:

          (a) counterparts hereof shall have been duly executed and delivered by each of the parties hereto and acknowledged by Pameco Investment Company, Inc.;

          (b) the Acknowledgement, Consent and Amendment dated as of August 6, 1998 by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto;

          (c) the Agent shall have received, with a copy for each Lender, a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Second Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, the execution, delivery and performance of this Second Amendment, the Acknowledgment, Consent and Amendment attached hereto, the New Revolving Credit Notes, the New Fee Letter (as defined below) and related matters, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Second Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Second Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (d) the Agent shall have received, with a copy for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Second Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party;

          (e) the Agent shall have received with a counterpart for each Lender the executed legal opinion of Kilpatrick
          Stockton LLP, counsel to the Loan Parties, in form and substance satisfactory to the Agent;

          (f) the Agent shall have received fees as required in the Fee Letter dated August 6, 1998 from GE Capital to the
          Company (the "NEW FEE LETTER"); and

          (g) the Agent shall have received the New Revolving Credit Notes in accordance with paragraph 7 of this Amendment.

               9.   COMPANY REPRESENTATIONS AND WARRANTIES.  The
Company represents and warrants that:

          (a) each of this Amendment and the New Revolving Credit Notes has been duly authorized, executed and delivered by the Company;

          (b) each of this Amendment, the Credit Agreement as amended by this Amendment and the New Revolving Credit Notes constitutes the legal, valid and binding obligation of the Company;

          (c)  each of the representations and warranties set forth in
          Section 7 of the Credit Agreement are true and correct as of the Second Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment and references to the "Revolving Credit Notes" in the Credit Agreement shall be deemed references to the New Revolving Credit Notes; and

          (d) after giving effect to this Amendment, there does not exist any Default or Event of Default.

               10. PURCHASE AND SALE OF REVOLVING CREDIT COMMITMENTS AND REVOLVING CREDIT LOANS AND RELATED PROVISIONS. (a) Upon the Second Amendment Effective Date but immediately prior to any borrowing on such date under the Credit Agreement, without the necessity of further action by any party, each of the Revolving Credit Lenders specified on Annex B hereto as "Selling Lenders" shall sell, transfer and assign to the Revolving Credit Lenders specified on Annex B hereto as "Purchasing Lenders" a portion of such Selling Lender's right, title and interest in its outstanding Revolving Credit Loans and participation in Letters of Credit, GE Guarantees, Letter of Credit Reimbursement Obligations and Reimbursement Obligations, and each Purchasing Lender shall purchase, take and acquire from the Selling Lenders a portion of the Selling Lenders' right, title and interest in and to their outstanding Revolving Credit Loans and participation in Letters of Credit, GE Guarantees, Letter of Credit Reimbursement Obligations and Reimbursement Obligations, so that after giving effect to all such transfers, the outstanding Revolving Credit Loans and the interests in the outstanding Letters of Credit held by each Selling Lender and each Purchasing Lender shall be ratable in accordance with such Lender's Revolving Credit Percentage.

               (b) Prior to the Second Amendment Effective Date, the Agent shall notify each Purchasing Lender and each Selling Lender of the amounts to be funded and received, respectively, by each Purchasing Lender and Selling Lender in order to give effect to the foregoing transfers and to ensure that the outstanding Revolving

Credit Loans and Letter of Credit interests of each of the Revolving Credit Lenders properly reflects such transfers. The transfers shall be ratable among the outstanding Index Rate Loans and each Tranche of outstanding Eurodollar Loans and among the interests in each outstanding Letter of Credit.

               (c) All payments of interest or fees made after the Second Amendment Effective Date shall be made in accordance with the Applicable Margins, commitment fee rates and Commitments in effect prior to the Second Amendment Effective Date for all accruals of interest and fees immediately prior to the Second Amendment Effective Date and in effect after giving effect to this Amendment for any accruals thereof on or after the Second Amendment Effective Date.

               (d) The Company hereby agrees to pay to each Selling Lender any amount that would have been required to be payable under section 6.6 of the Credit Agreement had the Revolving Credit Loan of such Selling Lender been repaid to the extent of its transfers thereof to the Purchasing Lenders in connection with this Section 10.

               11. CONTINUING EFFECTS. Except as expressly waived hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

               12. EXPENSES. The Company agrees to pay and reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

               13. COUNTERPARTS. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                                        PAMECO CORPORATION


                                        By /s/ Theodore R. Kallgren
                                           Title: Vice President
                                                  Chief Financial Officer

                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent
                                          and as a Lender


                                        By /s/ Craig Winslo
                                            Title: [not listed]


                                        FIRST UNION COMMERCIAL
                                        CORPORATION


                                        By /s/ Terri K. Lins
                                           Title: Vice President


                                        NATIONSBANK, N.A.


                                        By /s/ Scot Turner
                                            Title: Assistant Vice President


                                        SUNTRUST BANK, ATLANTA


                                        By Jenna H. Kelly
                                            Title: Vice President

                                        By /s/ [unreadable]
                                            Title:_________________

                                                                   ANNEX A
                                                   TO THE SECOND AMENDMENT

                                                        LENDING OFFICE AND COMMITMENTS
                                                        ------------------------------


LENDER AND LENDING OFFICE                  PURCHASING OR         TRANCHE A       TRANCHE B          REVOLVING
                                           SELLING LENDER        TERM LOAN       TERM LOAN            CREDIT
                                                                 COMMITMENT      COMMITMENT         COMMITMENT
-----------------------------------------------------------------------------------------------------------------

General Electric Capital Corporation       Selling Lender       $9,375,000.00    $9,375,000.00    $31,250,000.00
201 High Ridge Road
Stamford, Connecticut  06927
Tel: (203) 316-7607
Fax:  (203) 316-7821
Contact:  Craig Winslow

First Union Commercial Corporation         Purchasing Lender    $1,875,000.00    $1,875,000.00     $19,583,333.34
201 South College Street
Charlotte Plaza Building, CP 17
Charlotte, North Carolina  28288
Tel:  (704) 374-6352
Fax: (704) 383-1409
Contact:  Scott Eberhardt

NationsBank, N.A.                          Purchasing Lender     $1,875,000.00   $1,875,000.00     $19,583,333.33
600 Peachtree Street N.E.
19th Floor
Atlanta, Georgia  30308
Tel: (404) 607-4621
Fax: (404) 607-6323
Contact:  Scott Tatum

SunTrust Bank, Atlanta                     Purchasing Lender     $1,875.000.00   $1,875,000.00      $19,583,333.33
25 Park Place
Atlanta, Georgia  30303
Tel: 9404) 230-5427
Fax: (404) 588-8833
Contact Jenna Kelly
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TOTAL                                                           $15,000,000.00  $15,000,000.00      $90,000,000.00
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